Exhibit (h)(95)

SCHEDULE B – Lending Funds

Except as otherwise indicated below, for each Fund, the Master Agreement was effective as of the Effective Date.

IVY FUNDS

Ivy Apollo Multi-Asset Income Fund

Ivy Apollo Strategic Income Fund

Ivy Asset Strategy Fund

Ivy Balanced Fund

Ivy Bond Fund

Ivy California Municipal High Income Fund

Ivy Core Equity Fund

Ivy Cundill Global Value Fund

Ivy Dividend Opportunities Fund

Ivy Emerging Markets Equity Fund

Ivy Emerging Markets Local Currency Debt Fund

Ivy Energy Fund

Ivy European Opportunities Fund

Ivy Global Bond Fund

Ivy Global Growth Fund

Ivy Global Income Allocation Fund

Ivy Global Equity Income Fund

Ivy Global Natural Resources Fund

Ivy Government Money Market Fund

Ivy High Income Fund

Ivy International Core Equity Fund

Ivy IG International Small Cap Fund

Ivy Large Cap Growth Fund

Ivy LaSalle Global Real Estate Fund

Ivy LaSalle Global Risk-Managed Real Estate Fund

Ivy Limited-Term Bond Fund

Ivy Managed International Opportunities Fund

Ivy Micro Cap Growth Fund

Ivy Mid Cap Growth Fund

Ivy Mid Cap Income Opportunities Fund

Ivy Municipal Bond Fund

Ivy Municipal High Income Fund

Ivy Real Estate Securities Fund

Ivy Science and Technology Fund

Ivy Small Cap Growth Fund

Ivy Small Cap Value Fund

Ivy Tax-Managed Equity Fund

Ivy Targeted Return Bond Fund

Ivy Value Fund

WADDELL & REED ADVISORS FUNDS

Waddell & Reed Advisors Accumulative Fund

Waddell & Reed Advisors Asset Strategy Fund

Waddell & Reed Advisors Bond Fund

Waddell & Reed Advisors Cash Management

Waddell & Reed Advisors Continental Income Fund

Waddell & Reed Advisors Core Investment Fund

Waddell & Reed Advisors Dividend Opportunities Fund

Waddell & Reed Advisors Energy Fund

Waddell & Reed Advisors Global Bond Fund

Waddell & Reed Advisors Government Securities Fund

Waddell & Reed Advisors High Income Fund

Waddell & Reed Advisors International Growth Fund

Waddell & Reed Advisors Municipal Bond Fund

Waddell & Reed Advisors Municipal High Income Fund

Waddell & Reed Advisors New Concepts Fund

Waddell & Reed Advisors Science and Technology Fund

Waddell & Reed Advisors Small Cap Fund

Waddell & Reed Advisors Tax-Managed Equity Fund

Waddell & Reed Advisors Value Fund

Waddell & Reed Advisors Vanguard Fund

IVY VARIABLE INSURANCE PORTFOLIOS

Ivy VIP Asset Strategy

Ivy VIP Balanced

Ivy VIP Bond

Ivy VIP Core Equity

Ivy VIP Dividend Opportunities

Ivy VIP Energy

Ivy VIP Global Bond

Ivy VIP Global Natural Resources

Ivy VIP Growth

Ivy VIP High Income

Ivy VIP International Core Equity

Ivy VIP International Growth

Ivy VIP Limited-Term Bond

Ivy VIP Micro Cap Growth

Ivy VIP Mid Cap Growth

Ivy VIP Money Market

Ivy VIP Pathfinder Aggressive

Ivy VIP Pathfinder Conservative

Ivy VIP Pathfinder Moderate

Ivy VIP Pathfinder Moderate-Managed Volatility

Ivy VIP Pathfinder Moderately Aggressive

Ivy VIP Pathfinder Moderately Aggressive-Managed Volatility

Ivy VIP Pathfinder Moderately Conservative

Ivy VIP Pathfinder Moderately Conservative-Managed Volatility

Ivy VIP Real Estate Securities

Ivy VIP Science and Technology

Ivy VIP Small Cap Growth

Ivy VIP Small Cap Value

Ivy VIP Value

INVESTED PORTFOLIOS

InvestEd Growth Portfolio

InvestEd Balanced Portfolio

InvestEd Conservative Portfolio

Amended and Effective August 11, 2015 with the addition of Ivy Apollo Strategic Income Fund and Ivy Apollo Multi-Asset Income Fund; Amended and Effective January 4, 2016 with the addition of Ivy Targeted Return Bond Fund; Amended and Effective February 1, 2016 with respect to the name change of Ivy Global Real Estate to Ivy LaSalle Global Real Estate Fund and the name change of Ivy Global Risk-Managed Real Estate to Ivy LaSalle Global Risk-Managed Real Estate Fund; Amended and Effective September 30, 2016 with respect to the name change of Ivy Funds Variable Insurance Portfolios and its Series to Ivy Variable Insurance Portfolios; Amended and Effective October 3, 2016 with respect to the addition of Ivy California Municipal High Income Fund; Amended and Effective October 14, 2016 with respect to the name change of Ivy Money Market Fund to Ivy Government Money Market Fund and Ivy VIP Money Market to Ivy VIP Government Money Market; Amended and Effective January 10, 2017 with respect to the addition of Ivy IG International Small Cap Fund.

[The remainder of this page is intentionally left blank.]

EACH TRUST ABOVE, ON BEHALF OF EACH OF ITS SERIES LISTED ABOVE

By:	/s/ Wendy J. Hills

Name:	Wendy J. Hills

Title:	Vice President and Assistant Secretary

IVY INVESTMENT MANAGEMENT COMPANY

By:	/s/ Henry J. Herrmann

Name:	Henry J. Herrmann

Title:	President

WADDELL & REED INVESTMENT MANAGEMENT COMPANY

By:	/s/ Henry J. Herrmann

Name:	Henry J. Herrmann

Title:	President

4